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                                                                         10(ccc)


                                                                  EXECUTION COPY


                    SECOND AMENDMENT TO THE SECOND AMENDED
                        AND RESTATED CREDIT AGREEMENT


                 This SECOND AMENDMENT dated as of October 28, 1993 (this "Amendment"), is to the Second Amended and Restated Credit Agreement, dated as of May 4, 1992 (as amended, supplemented or otherwise modified from time to time, the "Second Restated Agreement"), among THE MORNINGSTAR GROUP INC., a Delaware corporation (the "Company"), the financial institutions from time to time parties to the Second Restated Agreement (the "Lenders"), THE LONG-TERM CREDIT BANK OF JAPAN, LIMITED, NEW YORK BRANCH, as agent for the Lenders (in such capacity, the "Agent"), and BANQUE PARIBAS, HOUSTON AGENCY, as co-agent for the Lenders (in such capacity, the "Co-Agent").


                             W I T N E S S E T H :


                 WHEREAS, the Company, the Lenders, the Agent and the Co-Agent are parties to the Second Restated Agreement pursuant to which the Lenders have agreed to make, and have made, extensions of credit to the Company; and

                 WHEREAS, the Company has asked the Lenders to amend the Second Restated Agreement to revise certain of the financial covenants contained therein, and the Lenders are willing to amend the Second Restated Agreement in the manner provided for herein;

                 NOW, THEREFORE, in consideration of the premises and mutual covenants provided for herein, it is hereby agreed as follows:

                 1. DEFINED TERMS. Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Second Restated Agreement.

                 2.       AMENDMENTS TO THE CREDIT AGREEMENT.

                          a. Amendment to Section 5.03(a). Section 5.03(a) is hereby amended by deleting the subsection in its entirety and substituting the following:

                          "(a)    Net Worth.  As of the end of each fiscal year
         specified below, the Company will have a Consolidated Net Worth of not less than (i) the Consolidated Net Worth as of the end of the first fiscal month following the Effective
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         Date plus (ii) the amount set forth opposite such fiscal year below:

             Fiscal Year Ending in                            Amount

                     1993                                  $11,000,000

                     1994                                  $23,000,000

                     1995                                  $35,000,000

                     1996, and thereafter                  $47,000,000"

               b. Amendment to Section 5.03(c). Section 5.03(c) is hereby amended by deleting the subsection in its entirety and substituting the following:

               "(c) Fixed Charge Coverage Ratio. The Company will maintain on a consolidated basis a Fixed Charge Coverage Ratio of not less than (i)
     1.10 for the Rolling Period ending on each of September 30, 1993, December 31, 1993 and March 31, 1994 and (ii) 1.30 to 1.0 for the Rolling Period ending on the last day of each subsequent fiscal quarter."

          3. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective upon the prior or current satisfaction of each of the following conditions:

               a. The Agent shall have received counterparts of this Amendment, duly executed and delivered by an authorized officer of the Company and the Required Lenders; and

               b. The Company shall have paid to the Agent for the account of the Lenders an aggregate amendment fee in the amount of $75,000.

          4. REPRESENTATIONS AND WARRANTIES. The Company hereby confirms that the representations and warranties contained in the Second Restated Agreement are true and correct as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct on as of such earlier date.

          5. CONTINUING EFFECT OF THE SECOND RESTATED AGREEMENT. This Amendment shall not constitute an amendment or waiver of any provision not expressly referred to herein and shall not be construed as a waiver or consent to any action on the part of the Company that would require a waiver or consent of the Lenders or of the Agent or Co-Agent except as expressly stated herein. Except as expressly amended or modified hereby, the provisions of the Second Restated Agreement are and shall remain in full force and effect.

          6. COUNTERPARTS. This Amendment may be executed by all parties hereto in any number of separate counterparts and all of





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such counterparts taken together shall be deemed to constitute one and the same instrument.

          7. HEADINGS DESCRIPTIVE. The headings of the several sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

          8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.





                             SIGNATURE PAGE FOLLOWS





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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered in New York, New York by their proper and duly authorized officers as of the date and year first above written.


                               THE MORNINGSTAR GROUP INC.,
                               a Delaware corporation


                               By:________________________________
                                  Name:___________________________
                                  Title:__________________________



                               LENDERS:

                               THE LONG-TERM CREDIT BANK OF JAPAN, LIMITED,
                               NEW YORK BRANCH

                               By:________________________________
                                  Name:___________________________
                                  Title:__________________________


                               BANQUE PARIBAS, HOUSTON AGENCY

                               By:________________________________
                                  Name:___________________________
                                  Title:__________________________

                               By:________________________________
                                  Name:___________________________
                                  Title:__________________________


                               CREDIT LYONNAIS NEW YORK BRANCH

                               By:________________________________
                                  Name:___________________________
                                  Title:__________________________


                               CITICORP USA, INC.

                               By:________________________________
                                  Name:___________________________
                                  Title:__________________________





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                               THE DAIWA BANK, LTD.

                               By:________________________________
                                  Name:___________________________
                                  Title:__________________________

                               By:________________________________
                                  Name:___________________________
                                  Title:__________________________


                               NATIONSBANK OF TEXAS, N.A.

                               By:________________________________
                                  Name:___________________________
                                  Title:__________________________


                               CONTINENTAL BANK N.A.

                               By:________________________________
                                  Name:___________________________
                                  Title:__________________________


                               CAISSE NATIONALE DE CREDIT AGRICOLE


                               By:________________________________
                                  Name:___________________________
                                  Title:__________________________





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